SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 16, 1998
                                                         ----------------

                                GIANT GROUP, LTD.
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             (Exact name or registrant as specified in its charter)




            Delaware                 1-4323                  23-0622690
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(State or other jurisdiction of    (Commission             (IRS Employer
 incorporation or organization)    File Number)         Identification No.)



    9000 Sunset Boulevard, Los Angeles, California             90069
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       (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:         (310)    273-5678
                                                            -----------------



                                      N/A
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         (Former name or former address, if changed since last report.)

Item 2.           Acquisition or Disposition of Assets.
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                  On October 16, 1998, GIANT MARINE GROUP, LTD., ("GIANT
MARINE"), a wholly-owned subsidiary of GIANT GROUP, LTD., (the "Registrant"), sold its second and remaining luxury yacht for a gross sales price of $10,875,000, less selling costs, to an unrelated purchaser. In addition, GIANT MARINE will seek refunds from the U.S. Customs Services for amounts previously deposited with such agency.


Item 7.           Financial Statements and Exhibits.
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(b)       Pro Forma Financial Information

         The unaudited pro forma effect of the yacht sale on the Registrant's Consolidated Balance Sheet as of December 31, 1997 would be a decrease to assets held for sale and an increase to cash and marketable securities for an equal dollar amount reduced only by the selling costs that the Registrant will recognize as the loss on the yacht sale.

(c)      Exhibits

         None.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    GIANT GROUP, LTD.


Dated:        October 16, 1998             By:    /s/ William H. Pennington
                                                  -------------------------
                                                     William H. Pennington
                                                     Vice President